EXHIBIT 99.2

IRWIN FINANCIAL CORPORATION

2001 STOCK PLAN

RESTRICTED STOCK AGREEMENT
(WITH PERFORMANCE CRITERIA)

1. Grant of Restricted Stock Award. Irwin Financial Corporation, an Indiana corporation (the "Company") hereby grants to _________________a restricted stock award (the "Award") on the number of shares of Stock as set forth in the Notice of Restricted Stock Award subject to the terms, definitions and provisions of the Company's 2001 Stock Plan (the "Plan"), the terms of which are incorporated herein by reference. Pursuant to Section 4 of the Plan, all determinations and interpretations with respect to the Plan or this Agreement shall be made by the Committee. Except to the extent expressly provided herein, capitalized terms used in this Agreement shall have the same meaning ascribed thereto in the Plan.

2. Award. Pursuant to Section 9 of the Plan, Participant is hereby granted an Award of Restricted Stock described on the Notice of Restricted Stock Award attached hereto.

3. Restrictions; Restricted Period; Performance Standard for Vesting; Dividends.

(a) Restrictions. The shares of Restricted Stock covered by the Award shall be subject to the restrictions set forth in Section 9 of the Plan, which include, but are not limited to, prohibitions on the sale, transfer, assignment, pledge or encumbrance of the Restricted Stock, prior to the Committee Certification Date, as described below and on the Notice of Restricted Stock Award attached hereto (the period ending on such date for a certain share of Restricted Stock is hereinafter referred to as the "Restricted Period"). Sale, transfer and other disposition of the shares following termination of the Restricted Period may be limited by the absence of an established trading market for such shares and/or the provisions of applicable securities laws.

(b) Restricted Period; Vesting Measurement Period; Committee Certification Date. The Restricted Period shall be a period commencing on the date of this Award and ending on the Committee Certification Date (as defined below). The period for measuring the performance standard for vesting of the shares of Restricted Stock covered by this Award (the "Vesting Measurement Period") shall be a period of three calendar years commencing on January 1st of the year in which this Award was granted and ending on December 31st of the second full year following the year in which the Award was granted. The Committee Certification Date is the date on which the Committee certifies the Vesting Calculation (as defined below) pursuant to Section 9.1(b) of the Plan, which certification shall occur as soon as practicable following the expiration of the Vesting Measurement Period or, in the event of Participant's death, Disability or Approved Retirement, within sixty (60) days after such event occurs.

(c) Performance Standard for Vesting. Shares of Restricted Stock covered by this Award will vest (and the restrictions with respect to such shares will lapse) based on the Company's average bonus payout level relative to target performance under the Irwin Financial Corporation Short-Term Incentive Plan ("IFC STIP") during the three years of the Vesting Measurement Period, as certified by the Committee on the Committee Certification Date and as more particularly described below in this Section 3(c). Specifically, the number of the shares covered by this Award that will vest at the end of the Restricted Period, if any, will be determined by a fraction, expressed as a percentage (and rounded to the nearest whole share), the numerator of which is the sum of the IFC Bonus Multiples used for each of the three years of the Vesting Measurement Period, and the denominator of which is 3 (the "Vesting Calculation"); provided, however, that in no event shall the Vesting Calculation exceed 100%. For purposes of this Section 3(c), the "IFC Bonus Multiple" means, with respect to a particular IFC STIP performance year, the multiple, expressed in terms relative to a 1X target award opportunity under the IFC STIP, which is determined by the Committee in its sole discretion for use in calculating the bonus payout to IFC STIP participants for the Company's performance in such year. For example (and for illustrative purposes only), in the case of an award of 1,000 shares of Restricted Stock where the IFC Bonus Multiples used for performance in the years 2007, 2008 and 2009 are 0.5, 1.0 and 1.0, respectively, the Vesting Calculation would be 83.33% (2.5 divided by 3), and the number of vested shares would be 833 shares. The number of shares of Restricted Stock covered by this Award that do not vest pursuant to this Section 3(c) at the end of the Restricted Period shall automatically be deemed to be forfeited and returned to the Company.

(d) Dividends. Any dividend or distribution payments made in respect of the shares of Restricted Stock granted pursuant to this Agreement shall be subject to the same restrictions as are applicable to such shares of Restricted Stock, such that they shall be accumulated during the Vesting Measurement Period and shall be paid or forfeited when the related shares of Restricted Stock vest or are forfeited in accordance with the terms of this Agreement and the Plan; provided, however, that in no event shall any such dividend or distribution be paid later than 2 1/2 months after the tax year in which the dividend or distribution becomes nonforfeitable. Dividends and distributions accumulated during the Restricted Period and paid upon expiration of the Restricted Period in respect of shares of Restricted Stock covered by this Award, if any, shall not be eligible for inclusion in, or treatment under, any dividend reinvestment plan maintained by the Company from time to time.

4. Termination of Employment or Service.

(a) Termination of Employment or Service Due to Death, Disability or Approved Retirement. In the event a Participant's employment or service as a director is terminated by reason of death, Disability (as defined below) or Approved Retirement during the Vesting Measurement Period, the provisions of clauses 4(a)(i) through (iii) below shall govern the extent to which the shares of Restricted Stock covered by this Award shall vest, if at all:

(i) the number of the shares of Restricted Stock covered by this Award that shall vest upon death, Disability, or Approved Retirement of the Participant shall be determined in the same manner as provided in Section 3(c) above, except that (x) the IFC Bonus Multiple used to determine the bonus payout to IFC STIP participants for performance in the year of the separation from service and any future year of the applicable Vesting Measurement Period shall be disregarded in the numerator of the fraction used in the Vesting Calculation (it being understood that the number "3" shall remain the denominator in such fraction ), and (y) the maximum percentage of such vested shares relative to the total number of shares covered by this Award shall in no event be greater than the Time Vesting Percentage Cap;

(ii) the Committee shall meet within sixty (60) days of the date of death, Disability determination or Approved Retirement in order to certify the Vesting Calculation, whereupon the Restricted Period on the number of shares of Restricted Stock that vest pursuant to clause 4(a)(i) above, if any, shall terminate, and such vested shares shall thereupon be free of restrictions and, subject to applicable securities laws, freely transferable (and any dividends or distributions that have accumulated with respect to such vested shares shall thereupon be payable); and

(iii) the number of shares that do not vest pursuant to clause 4(a)(i) above shall automatically be deemed to be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion may waive such automatic forfeiture of any or all such shares (and any related dividends or distributions accumulated with respect thereto) and/or may add such new restrictions to such shares (and any related dividends or distributions accumulated with respect thereto) as it deems appropriate.

(b) Termination of Employment due to Reasons other than Death, Disability or Approved Retirement. In the event that a Participant's employment or service as a director is terminated for any reason other than death, Disability or Approved Retirement during the Vesting Measurement Period, the Participant will forfeit any shares of Restricted Stock that are not yet vested (and any related dividends or distributions accumulated with respect thereto) and shall have no further rights to the Restricted Stock or any accumulated dividends or distributions or other amounts attributable thereto.

(c) Certain Definitions. For purposes of this Agreement, the capitalized terms used above in this Section 4 have the following meanings:

(i) "Disability," means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering the employees of the Irwin company that employs the Participant;

(ii) "Approved Retirement" means termination of a Participant's employment (A) on or after the normal retirement date or (B) with the Committee's approval, on or after any early retirement date established under any retirement plan maintained by the Company or a subsidiary and in which the Participant participates; provided that, in each case, the Committee may require, as a condition to a Participant's retirement being an "Approved Retirement" for purposes of this Agreement, that the Participant enter into a general release of claims, non-solicitation and/or non-competition agreement in form and substance satisfactory to the Company; and

(iii) "Time Vesting Percentage Cap" means, with respect to the calculation of the number of a Participant's shares of Restricted Stock that vest upon his or her death, Disability, or Approved Retirement, a fraction, expressed as a percentage, the numerator of which is the number of such Participant's completed calendar years of service during the Vesting Measurement Period and the denominator of which is 3 (with the number of vested shares derived from such percentage being rounded to the nearest whole share). For example (and for illustrative purposes only), in the case of a Participant's Approved Retirement in 2009 where the Participant holds 1,000 award shares and where the IFC Bonus Multiples used for performance in the years 2007 and 2008 had been 1.0 and 2.0, respectively, the Time Vesting Percentage Cap would be 66.67% (2 years of completed calendar years of service divided by 3), and the number of vested shares would be 667 shares.

5. Change in Control. Upon change in control of the Company, the Vesting Measurement Period on all outstanding shares of Restricted Stock shall terminate and, upon receipt of the Purchase Price, if any, such shares of Restricted Stock shall vest in full and shall be free of restrictions and, subject to applicable securities laws, freely transferable (and any dividends or distributions that have accumulated with respect to such shares shall thereupon be payable).

6. Forms of Payment by Participant. If the Participant is to pay a purchase price for the Restricted Stock ("Purchase Price"), such price may be paid:

(a) in cash or its equivalent,

(b) by tendering previously-acquired Stock having an aggregate Fair Market Value (as determined by the Committee) at the time of exercise equal to the total price of the Restricted Stock,

(c) if the Committee shall authorize in its sole discretion, by payment of the purchase price in installments; provided, however, that the provisions of each installment purchase agreement: (i) shall provide that the purchaser, at the purchaser's option, may pay any or all such installments at one time, (ii) shall comply with all applicable credit regulations, if any, then in effect and issued or enacted by governmental authority having jurisdiction, including Regulation U of the Board of Governors of the Federal Reserve System if such Regulation is then in effect, (iii) shall be established by the Committee and shall include a specified rate of interest payable on the unpaid balance, and (iv) shall require that the certificate for Shares purchased pursuant to installment arrangement be pledged to the Company. The certificates for stock purchased pursuant to an installment purchase agreement will be delivered to the purchaser, who shall take title to such Stock, and shall be immediately deposited by the purchaser, together with a properly executed stock power, with the Secretary of the Company to be held by the Company as security for the payment of the installments of the purchase price, including interest. The purchaser shall be entitled to all voting rights with respect thereto and all cash dividends paid thereon. In the event of the payment by the Company of a stock dividend on or the declaration by the Company of a stock split with respect to any of its Stock held as security pursuant to an installment purchase agreement hereunder, the pledge under such agreement shall extend to the Stock issued in payment of such stock dividend or on account of such stock split. The purchaser shall deliver to the Company the certificates representing the dividend or split Stock upon receipt thereof, together with a properly executed stock power. In the event that the Stock held as security pursuant to an installment purchase agreement shall be changed or reclassified as a result of any charter amendment, recapitalization, reorganization, merger, consolidation, sale of assets or similar transactions, the changed or reclassified Stock or other assets or both received as a result of such transaction shall be substituted for the Stock pledged under such agreement; and the purchaser shall promptly deliver to the Company any certificates issued to represent the Stock so changed or reclassified and any such other assets, together with a properly executed stock power. If rights to subscribe for or purchase Stock or other securities shall be issued to holders of Stock held as security pursuant to an installment purchase agreement, such rights shall belong to the purchaser free from pledge. Upon completion of payment for such Stock, including interest to the date of payment, and subject to any requirements necessary to comply with Regulation U or other applicable credit regulations, the purchaser shall be entitled to the return from the Company of the certificates so pledged; or

(d) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law, or

(e) by a combination of (a), (b), (c) and/or (d).

7. Withholding Tax Obligations.

(a) General Withholding Obligations. As a condition of the receipt of the shares granted hereunder, Participant shall make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such receipt. The Company shall not be required to issue any shares under the Plan until such obligations are satisfied. Participant understands that, upon receipt of the shares, he or she will recognize income for tax purposes in an amount equal to the then Fair Market Value of the shares over the Purchase Price (if any). If Participant is an employee, the Company will be required to withhold from Participant's compensation, or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Participant shall satisfy his or her tax withholding obligation arising upon receipt of the shares by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Participant's current compensation, (iii) by surrendering to the Company shares which (A) in the case of shares previously acquired from the Company, have been owned by Participant for more than six months on the date of surrender, and (B) have a Fair Market Value determined as of the applicable Tax Date (as defined in section (c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the shares to be issued, that number of shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. Participant shall be solely responsible for any and all federal, state, local or foreign taxes which may be imposed on Participant as a result of Participant's receipt of dividends or distributions payable on the shares granted hereunder, and Participant shall cooperate with the Company in making such arrangements as the Company may require for the satisfaction of any withholding tax obligations that may arise in connection with such receipt.

(b) Stock Withholding to Satisfy Withholding Tax Obligations. In the event the Company allows Participant to satisfy his or her tax withholding obligations as provided in section (a) (iii) or (iv) above, such satisfaction must comply with the requirements of this section (b) and all applicable laws. All elections by Participant to have shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Company and shall be subject to the following restrictions:

(i) the election must be made on or prior to the applicable Tax Date (as defined in section (c) below);

(ii) once made, the election shall be irrevocable as to the particular shares to which the election is made; and

(iii) all elections shall be subject to the consent or disapproval of the Committee.

(c) Definitions. For purposes of this Section 7, the Fair Market Value of the Stock to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under applicable tax laws (the "Tax Date").

8. Deposit of Certificates; Restrictive Legend. Each certificate representing the Restricted Stock subject to this Award shall be registered in the name of the Participant and deposited with the Company, and shall bear appropriate legends regarding this Agreement and such other restrictions on transferability as are required by applicable securities laws. Until such time as they are represented in certificated form, shares issued pursuant to this Restricted Stock Award may be held in a book entry account at National City Bank.

9. Beneficiary. The Participant may name, from time to time, any beneficiary or beneficiaries to whom the Restricted Stock (and any related dividends or distributions accumulated with respect thereto) shall be paid in case of his death before receipt of such Stock. Each designation shall be on a form prescribed for such purpose by the Committee and shall be effective only as set forth therein.

10. Tax Consequences. The tax laws and regulations governing the personal income tax impact of this award and the receipt and disposition of the shares hereunder are complex and subject to change. Participant should promptly consult his or her personal tax advisor upon receipt of this award.

11. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

[signature page follows]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

IRWIN FINANCIAL CORPORATION

By: _____________________________

Name: Theresa L. Hall

Title: Vice President - Human Resources

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE LAPSE OF RESTRICTIONS PURSUANT TO THE AWARD HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT OR SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THIS AWARD). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PARTICIPANT'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award and fully understands all provisions of the Award. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Award.

Dated:____________________

TO BE A VALID ACCEPTANCE BY PARTICIPANT, THIS AGREEMENT MUST BE SIGNED AND DATED BY PARTICIPANT, AND RETURNED TO THE COMPANY WITHIN 30 DAYS OF THE RESTRICTED STOCK GRANT.

IRWIN FINANCIAL CORPORATION

2001 STOCK PLAN

NOTICE OF RESTRICTED STOCK AWARD
WITH PERFORMANCE CRITERIA

____________________ (name of grantee)

Pursuant to the terms of the attached Restricted Stock Agreement and the Amended and Restated Irwin Financial Corporation 2001 Stock Plan, you have been awarded restricted stock (the "Award") of Irwin Financial Corporation (the "Company") as follows:

Date of Award:

Compensation Committee Approval Date:

Total Number of Shares Granted:

Grant Date Market Value:	$_______ per share

Restricted Period; Vesting Measurement Period:

The Restricted Period commences on the date of this Award and ends on the Committee Certification Date (as defined below). The Vesting Measurement Period, which is the period over which the performance standard for vesting will be measured, is three calendar years, commencing on January 1st of the year in which this Award was granted and ending on December 31st of the second full year following the year in which the Award was granted. The Committee Certification Date is the date on which the Compensation Committee certifies the calculation of the percentage of vested shares based on the performance standard for vesting as soon as it deems practicable following the end of the Vesting Measurement Period.

Performance Standard for Vesting:	See Section 3(c) of the Restricted Stock Award agreement.

Dividends:	These are subject to vesting and forfeiture to the same extent as the underlying shares of Restricted Stock. See Section 3(d) of the Restricted Stock Award agreement.